GOLDMAN SACHS VARIABLE INSURANCE TRUST

Service Shares of the
Goldman Sachs Growth Opportunities Fund
(the “Fund”)

Supplement dated October 7, 2011 to the
Prospectus dated April 29, 2011 (the “Prospectus”)

David Shell, CFA, has announced his intention to retire from GSAM at the end of 2011. Additionally, effective immediately, Warren Fischer no longer serves as a portfolio manager of the Fund. Replacing Mr. Fischer in the portfolio management role are Scott G. Kolar and Jeffrey Rabinowitz.

Effective December 31, 2011, Mr. Shell will retire and will no longer have portfolio management responsibilities with respect to the Fund. All references to Mr. Shell in the Prospectus are deleted as of that date.

Effective immediately, the “Goldman Sachs Growth Opportunities Fund—Summary—Portfolio Management—Portfolio Managers” section of the Prospectus is replaced in its entirety with the following:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 2006; David G. Shell, CFA, Managing Director, has managed the Fund since 2006; Scott G. Kolar, CFA, Managing Director, has managed the Fund since 2011; and Jeffrey Rabinowitz, CFA, Managing Director, has managed the Fund since 2011.

Additionally, effective immediately, the “Service Providers—Fund Managers” section of the Prospectus is replaced in its entirety with the following:

■	For 29 years the team has applied a consistent investment discipline through diverse and complete market cycles
■	As of September 30, 2010, the team had $23.0 billion in equities under management
■	A deep and experienced portfolio management and research team comprised of industry experts that provide in-depth research within each sector.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Steven M. Barry Managing Director Chief Investment Officer, Fundamental Equity Chief Investment Officer, Growth Equity	Portfolio Manager— Growth Opportunities	Since 2006	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. Mr. Barry became Chief Investment Officer of Fundamental Equity in 2009. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
David G. Shell, CFA Managing Director	Portfolio Manager— Growth Opportunities	Since 2006	Mr. Shell joined the Investment Adviser as a portfolio manager in January 1997 when Goldman Sachs Asset Management acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1987.

Scott G. Kolar, CFA Managing Director	Portfolio Manager— Growth Opportunities	Since 2011	Mr. Kolar joined the Investment Adviser in January 1997 when Goldman Sachs Asset Management acquired Liberty Investment Management. He is a senior portfolio manager for the Growth Team and is also Chairman of the Investment Committee.

Jeffrey Rabinowitz, CFA Managing Director	Portfolio Manager— Growth Opportunities	Since 2011	Mr. Rabinowitz joined the Investment Adviser in May 1999 and is a senior portfolio manager for the Growth Team. Prior to joining the Investment Adviser, he was a senior software engineer at Motorola, responsible for product development of digital wireless phones.

Steven Barry serves as Chief Investment Officer of Fundamental Equity and Chief Investment Officer (“CIO”) of the Growth Investment Team. All 14 members of the team discuss their research analysis and recommendations with the whole team at investment strategy meetings. The entire team discusses and debates whether the business being presented meets the Growth Investment Team’s definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The CIO is accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

VGOPPMSTK 10-11